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                                                                    Exhibit 10.2


                                              Effective as of: November 21, 2000



Fleet Retail Finance, Inc., Agent
40 Broad Street
Boston, Massachusetts 02109

Re:     Loan Arrangement with Drug Emporium, Inc.

Gentlemen:

    Reference is hereby made to a Loan and Security Agreement between Drug Emporium, Inc. (the "Borrower") and Fleet Retail Finance, Inc. as agent for the ratable benefit of the Lenders described therein (the "Agent"), dated October 28, 1998 (as amended and in effect from time to time, the "Loan Agreement"). All capitalized terms used herein that are not otherwise defined shall have the same meaning herein as in the Loan Agreement.

    The Borrower has advised the Agent that the Borrower conducts business with McKesson HBOC, Inc. (the "Creditor"), and that in conjunction with such business the Borrower and the Creditor have agreed to the grant to the Creditor by the Borrower of a security interest in the Borrower's personal property. The Borrower acknowledges that the Borrower is prohibited from granting a security interest in such assets (the "McKesson Assets") pursuant to Section 4-6 of the Loan Agreement. The Borrower has requested that the Agent and the Lenders waive compliance by the Borrower with Section 4-6 of the Loan Agreement for the sole purpose of granting a security interest in the McKesson Assets to McKesson pursuant to a Security Agreement dated as of November 21, 2000 (the "McKesson Agreement").

    The Agent and the Lenders hereby agree to the grant of a security interest in the McKesson Assets to McKesson pursuant to the McKesson Agreement provided that the Borrower, McKesson, and the Agent enter into an Intercreditor and Subordination Agreement in the form of Exhibit A annexed hereto.

    In consideration of the agreement by the Agent and the Lenders to the waiver of Section 4-6 of the Loan Agreement as provided above, the Borrower hereby agrees to the following:

    1.  Section 2-13 of the Loan Agreement is hereby amended to read as follows:

        In the event that the Termination Date occurs, for any reason, prior to the Maturity Date, the Borrower shall pay the Agent, for the benefit of the Lenders, the EARLY TERMINATION FEE (so referred to herein)equal to one percent (1%) of the Loan Ceiling in effect as of the Termination Date, provided, however, no Early Termination Fee shall be payable if such termination is in

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        concert with the establishment of a replacement working capital facility provided or agented by Fleet Retail Finance Inc. or any of its affiliates (it being understood that the forgoing does not constitute the commitment or agreement of Fleet Retail Finance Inc. or any of its Affiliates to so refinance the Liabilities).

    2. Section 2A-3(c) of the Loan Agreement is hereby amended to read as follows:

            (c) The Borrower shall pay the Agent, for the account of the Term Lender, the "TERM LOAN EARLY TERMINATION FEE" (so referred to herein) equal to the greater of (i) one and one-half percent (1.5%) of the amount prepaid, or, (ii) $1,375,000.00 less the Additional Term Loan Commitment Fee (as defined herein), and, with respect to all payments made after May 10, 2000, all paid and accrued and unpaid (but only if paid when due and payable) Current Pay Interest, and PIK Interest (but only if paid when due and payable), not to be less than $0. To the extent of any partial prepayments of the Term Loan, which shall only be made in the amount of $2,500,000 or greater, such Term Loan Early Termination Fee shall be paid on a pro rata basis at the time of partial prepayment, based upon the percentage of the Term Loan prepaid. In no event shall the Term Loan be prepaid prior to December 10, 2000.

    3. The Agent hereby waives compliance by the Borrower with Section 5-14 of the Loan Agreement through December 13, 2000, provided that as of December 14, 2000 and at all times thereafter, the Borrower shall be in compliance with the Availability requirement set forth in such Section.

    4. Except for the waivers to Section 4-6 and Section 5-14 described above, the Borrower acknowledges and agrees that neither the Agent nor any of the Lenders have agreed to the waiver of those Sections of the Loan Agreement for any other purpose or a waiver of any other term or condition contained in the Loan Agreement.

    Please indicate your agreement with the foregoing by signing in the space provided below.

                                            Very truly yours,

                                            DRUG EMPORIUM, INC.

                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------

                                            FLEET RETAIL FINANCE INC.
                                                                        (Agent)

                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------

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                                The "LENDERS"

                                     FLEET RETAIL FINANCE INC.


                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------


                                     NATIONAL CITY COMMERCIAL FINANCE, INC.


                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------

                                     AMERICAN NATIONAL BANK AND TRUST
                                     COMPANY OF CHICAGO


                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------

                                     LASALLE BUSINESS CREDIT, INC.


                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------

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                                     BACK BAY CAPITAL FUNDING LLC


                                            By
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------

                                         Title:
                                               --------------------------------